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                                                                       EXHIBIT 1

                                MERCK & CO., INC.

                                 $3,817,795,000

                           MEDIUM-TERM NOTES, SERIES F

                             DISTRIBUTION AGREEMENT

                                                                January 12, 2005

Goldman, Sachs & Co.,
      85 Broad Street,
            New York, New York 10004.

Merrill Lynch, Pierce, Fenner & Smith
      Incorporated,
            4 World Financial Center,
                  250 Vesey Street,
                        New York, New York 10080.

J.P.  Morgan Securities Inc.,
      270 Park Avenue,
            New York, New York 10017-2014.

Morgan Stanley & Co. Incorporated,
      1585 Broadway,
            New York, New York 10036.

Citigroup Global Markets Inc.,
            388 Greenwich Street,
                        New York, New York 10013.

Ladies and Gentlemen:

            Merck & Co., Inc., a New Jersey corporation (the "Company"), proposes, subject to the terms and conditions stated herein, to issue and sell from time to time its Medium-Term Notes, Series F (the "Securities"), at an aggregate initial offering price of up to $3,817,795,000 (or the equivalent thereof in one or more foreign currencies or currency units), subject to reduction as the result of the concurrent sale of other Debt Securities (as defined in the Prospectus) by the Company, and agrees with each of you (individually, an "Agent", and collectively, the "Agents") as set forth in this Agreement.

            Subject to the terms and conditions stated herein, the Company hereby (i) appoints each Agent as an agent of the Company for the purpose of soliciting and receiving offers to purchase Securities from the Company pursuant to Section 2(a) hereof

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and (ii) agrees that whenever it determines to sell Securities directly to any
Agent as principal, for resale to others, it will, unless otherwise agreed by the Company and the agents, enter into a separate agreement, substantially in the form of Annex II hereto, relating to such sale or another agreement (which may be oral and confirmed in writing) relating to the purchase by such Agent as principal (each a "Terms Agreement"), in each case in accordance with Section 2(b) hereof. The Company reserves the right to sell Securities directly on its own behalf and to enter into agreements substantially identical hereto with other broker-dealers as Agents. This Distribution Agreement shall not be construed to create either an obligation on the part of the Company to sell any Securities or an obligation of any of the Agents to purchase Securities as principal.

            The Securities will be issued under the Indenture, dated as of April 1, 1991, as amended (the "Indenture"), between the Company and U.S. Bank Trust National Association, as Trustee (the "Trustee"), and the terms and rights of the Securities shall be as specified in or established pursuant to the Indenture. The Securities shall have the maturity ranges, interest rates, if any, redemption provisions and other terms set forth in the Prospectus referred to below as it may be amended or supplemented from time to time. The Securities will be issued, and the terms thereof established, from time to time by the Company in accordance with the Indenture and the Administrative Procedures attached hereto as Annex II (the "Administrative Procedures") and, if applicable, will be specified in a related Terms Agreement.

            1. The Company represents and warrants to, and agrees with, each Agent that:

            (a) Two registration statements on Form S-3 (File Nos. 333-118186 and 333-72456) in respect of debt securities of the Company, including the Securities, have been filed with the Securities and Exchange Commission (the "Commission"); such registration statements and any post-effective amendment thereto, each in the form heretofore delivered or to be delivered to such Agent, excluding exhibits to such registration statement, but including all documents incorporated by reference in the prospectus included in the latest registration statement, have been declared effective by the Commission in such form; no other document with respect to such registration statements or documents incorporated by reference therein has been filed or transmitted for filing with the Commission (other than the prospectuses filed pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the "Act"), each in the form heretofore delivered to the Agents) on or prior to the date hereof; and no stop order suspending the effectiveness of any such registration statement has been issued and no proceeding for that purpose has been instituted or threatened by the Commission (any preliminary prospectus included in such registration statements or filed with the Commission pursuant to Rule 424(a) under the Act is hereinafter called a "Preliminary Prospectus"; the various parts of such registration statements, including all exhibits thereto and the documents incorporated by reference in the prospectus contained in such registration statements at the time such part of the registration statements became effective but excluding Form T-1, each as amended at the time such part of the

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      registration statements became effective, are hereinafter collectively called the "Registration Statement"; the prospectus (including any prospectus supplement) relating to the Securities, in the form in which it has most recently been filed, or transmitted for filing, with the Commission on or prior to the date of this Agreement, is hereinafter called the "Prospectus"; any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to the applicable form under the Act, as of the date of such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus, including any supplement to the Prospectus that sets forth only the terms of a particular issue of the Securities (a "Pricing Supplement"), shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated therein by reference; any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Company filed pursuant to Section 13(a) or 15(d) of the Exchange Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement; and any reference to the Prospectus as amended or supplemented shall be deemed to refer to and include the Prospectus as amended or supplemented (including by the applicable Pricing Supplement filed in accordance with Section 4(a) hereof) in relation to Securities sold pursuant to this Agreement, in the form filed or transmitted for filing with the Commission pursuant to Rule 424(b) under the Act and in accordance with Section 4(a) hereof, including any documents incorporated by reference therein as of the date of such filing);

            (b) The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus, or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in

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      writing to the Company by any Agent expressly for use in the Prospectus as amended or supplemented to relate to a particular issuance of Securities;

            (c) The Registration Statement and the Prospectus conform, and any amendments or supplements thereto will conform, in all material respects to the requirements of the Act and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by any Agent expressly for use in the Prospectus as amended or supplemented to relate to a particular issuance of Securities;

            (d) Neither the Company nor any of its subsidiaries has sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any material change in the consolidated capital stock or any material increase in the consolidated long-term debt of the Company and its subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole, otherwise than as set forth or contemplated in the Prospectus;

            (e) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of New Jersey, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus;

            (f) Each of the subsidiaries of the Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or the ownership or leasing of its property requires such qualification, except where failure to qualify would not have a material adverse effect upon the Company and its consolidated subsidiaries taken as a whole;

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            (g) The series constituting the Securities has been duly authorized and established in conformity with the Indenture and, when the terms of a particular Security and of the issue and sale thereof have been duly authorized and established by all necessary corporate action in conformity with the Indenture and such Security has been duly completed, executed, authenticated and issued in accordance with the Indenture, and delivered against payment therefor as contemplated by this Agreement and any applicable Terms Agreement, such Security will have been duly executed, authenticated, issued and delivered and will constitute a valid and legally binding obligation of the Company entitled to the benefits provided by the Indenture; the Indenture has been duly authorized and qualified under the Trust Indenture Act and constitutes a valid and legally binding obligation of the Company, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Indenture conforms and the Securities will conform to the descriptions thereof contained in the Prospectus as amended or supplemented;

            (h) The issue and sale of the Securities, the compliance by the Company with all of the provisions of the Securities, the Indenture, this Agreement and any Terms Agreement, and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Company or any of its subsidiaries pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such action result in any violation of the provisions of the Certificate of Incorporation, as amended, or the By-Laws of the Company or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties; and no consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body is required for the solicitation of offers to purchase Securities, the issue and sale of the Securities or the consummation by the Company of the other transactions contemplated by this Agreement, any Terms Agreement or the Indenture, except such as have been, or will have been prior to the Commencement Date (as defined in Section 3 hereof), obtained under the Act or the Trust Indenture Act and such consents, approvals, authorizations, orders, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the solicitation by such Agent of offers to purchase Securities from the Company and with purchases of Securities by such Agent as principal, as the case may be, in each case in the manner contemplated hereby;

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            (i) There are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or to which any property of the Company or any of its subsidiaries is the subject, other than as set forth in the Prospectus which, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the consolidated financial position, stockholders' equity or results of operations of the Company and its subsidiaries, and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others; and

            (j) Immediately after any sale of Securities by the Company hereunder or under any Terms Agreement, the aggregate amount of Securities which shall have been issued and sold by the Company hereunder or under any Terms Agreement and of any debt securities of the Company (other than such Securities) that shall have been issued and sold pursuant to the Registration Statement will not exceed the amount of debt securities registered under the Registration Statement.

            2. (a) On the basis of the representations and warranties, and subject to the terms and conditions herein set forth, each of the Agents hereby severally and not jointly agrees, as agent of the Company, to use its reasonable efforts to solicit and receive offers to purchase the Securities from the Company upon the terms and conditions set forth in the Prospectus as amended or supplemented from time to time. So long as the provisions of this Agreement relating to the solicitation of offers to purchase Securities from the Company shall not have been terminated pursuant to Section 10 with respect to any Agent, the Company shall not, without the consent of such Agent, solicit or accept offers to purchase, or sell, Securities except pursuant to this Agreement or any Terms Agreement, or except pursuant to a private placement not constituting a public offering under the Act or except in connection with a firm commitment underwriting pursuant to an underwriting agreement that does not provide for a continuous offering of medium-term debt securities. However, (i) the Company reserves the right to sell, and may solicit and accept offers to purchase, Securities directly on its own behalf with persons other than broker-dealers, and, in the case of any such sale not resulting from a solicitation made by any Agent, no commission will be payable with respect to such sale; and (ii) the Company shall have the right at any time to accept a specific offer to purchase Securities solicited by a person other than one or more of the Agents or to agree with another person that such person shall become an Agent hereunder or that such person may from time to time solicit and receive offers to purchase Securities from the Company (each such other person, an "Other Dealer"), in each case without obtaining the prior consent of any of the Agents, provided that (x) the Company shall give each of the Agents notice of its acceptance of such an offer or making such an agreement and (y) any Other Dealer shall agree to be bound by and subject to the terms and conditions of this Agreement binding on the Agents (including the commission schedule set forth on Annex I, except for any commission as agreed between such Other Dealer and the Company).

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            Procedural details relating to the issue and delivery of Securities, the solicitation of offers to purchase Securities and the payment in each case therefor shall be as set forth in the Administrative Procedures attached hereto as Annex III as they may be amended from time to time by written agreement between the Agents and the Company (the "Administrative Procedures"). Each Agent and the Company agree to perform the respective duties and obligations specifically provided to be performed by each of them in the Administrative Procedures. The Company will furnish to the Trustee a copy of the Administrative Procedures as from time to time in effect.

            The Company reserves the right, in its sole discretion, to instruct the Agents to suspend at any time, for any period of time or permanently, the solicitation of offers to purchase the Securities from the Company. As soon as practicable, but in any event not later than one Business Day in New York City, after receipt of notice from the Company, the Agents will suspend solicitation of offers to purchase Securities from the Company until such time as the Company has advised the Agents that such solicitation may be resumed. Any time at which no such suspension of solicitation of offers is in effect and any time at which no suspension of solicitation of offers to purchase Securities pursuant to
Section 4(c) is in effect, and any time when either any Agent shall own any Securities with the intention of reselling them or the Company has accepted an offer to purchase Securities but the related settlement has not occurred, is referred to herein as a "Marketing Time." During such time as the solicitation of offers to purchase the Securities shall be suspended, the Company shall not be required to comply with the provisions of Sections 4(h), 4(i) and 4(j), provided that, at the commencement of the next Marketing Time, the Company shall, if requested by any Agent, promptly deliver to the Agents the opinion, accountants' letter and certificate required by Sections 4(h), 4(i) and 4(j), respectively, except that the Company need deliver only one such opinion, one such accountants letter and one such certificate, each of which shall relate to the Registration Statement and the Prospectus as amended or supplemented at the time such Marketing Time commences.

            The Company agrees to pay each Agent a commission, at the time of settlement of any sale of a Security by the Company as a result of a solicitation made by such Agent, in an amount in accordance with the schedule set forth in Annex I hereto unless otherwise agreed.

            As Agents, you are authorized to solicit offers to purchase the Securities only in authorized denominations as set forth in the Prospectus at a purchase price equal to 100% of their principal amount unless otherwise indicated on the applicable pricing supplement to the Prospectus. Each Agent shall communicate to the Company, orally or in writing, each offer to purchase Securities other than those rejected by such Agent. The Company shall have the sole right to accept offers to purchase Securities and may reject any proposed purchase of Securities as a whole or in part. The Agents shall have the right, in their discretion reasonably exercised, to reject any offer to purchase Securities, as a whole or in part, and any such rejection by the Agents shall not be deemed a breach of their agreements contained herein.

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            (b) Unless the Company and the Agents otherwise agree, each sale of
Securities to any Agent as principal shall be made in accordance with the terms of this Agreement and a Terms Agreement, which will provide for the sale of such Securities to, and the purchase thereof by, such Agent. A Terms Agreement may also specify certain provisions relating to the reoffering of such Securities by such Agent. The commitment of any Agent to purchase Securities as principal pursuant to any Terms Agreement shall be deemed to have been made on the basis of the representations and warranties of the Company herein contained and shall be subject to the terms and conditions herein set forth. Each Terms Agreement shall specify the principal amount of Securities to be purchased by any Agent pursuant thereto, the price to be paid to the Company for such Securities, any provisions relating to rights of, and default by, underwriters acting together with such Agent in the reoffering of the Securities and the time (each, a "Time of Delivery") and date and place of delivery of and payment for such Securities. Such Terms Agreement shall also specify any requirements for officers' certificates, opinions of counsel and accountants' letters pursuant to Section 4 hereof.

            (c) Each Agent agrees that, with respect to any Security denominated in a currency other than U.S. dollars, it will not (i) as agent, directly, or indirectly, solicit offers to purchase, or (ii) as principal under any Terms Agreement or otherwise, directly or indirectly, offer, sell or deliver, such Security in, or to residents of, the country issuing such currency (or if such Security is denominated in euros, not to residents of the 11 member states of the European Monetary Union; or if such Security is denominated in a composite currency, not to residents in any country issuing a currency comprising a portion of such composite currency), except, in each case, as permitted by applicable law.

            3. The documents required to be delivered pursuant to Section 6 hereof on the Commencement Date (as defined below) shall be delivered to the Agents at the offices of Sullivan & Cromwell LLP, 125 Broad Street, New York, New York, at 11:00 a.m., New York City time, on the date of this Agreement, which date and time of such delivery may be postponed by agreement between the Agents and the Company but in no event shall be later than the day prior to the date on which solicitation of offers to purchase Securities is commenced or on which any Terms Agreement is executed (such time and date being referred to herein as the "Commencement Date").

            4. The Company covenants and agrees with each Agent:

            (a) (i) To make no amendment or supplement to the Registration Statement or the Prospectus (A) prior to the Commencement Date which shall be disapproved by any Agent promptly after reasonable notice thereof or
      (B) after the date of any Terms Agreement and prior to the related Time of Delivery, which shall be disapproved by any Agent party to such Terms Agreement promptly after reasonable notice thereof; (ii) to prepare, with respect to any Securities to be sold through or to such Agent pursuant to this Agreement, a Pricing Supplement with respect to such Securities in a form previously approved by such Agent and to file such Pricing Supplement pursuant to and in accordance with Rule 424(b) under

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      the Act; (iii) to make no amendment or supplement to the Registration
      Statement or Prospectus, other than any Pricing Supplement, at any time prior to having afforded each Agent a reasonable opportunity to review and comment on it, and if the Company effects any amendment or supplementation of the Registration Statement or the Prospectus to which an Agent objects, such Agent shall be relieved of its obligations under Section 2(a) to solicit offers to purchase Securities until such time as the Company shall have filed such further amendments or supplements such that such Agent is reasonably satisfied with the Registration Statement and the Prospectus, as then amended or supplemented; (iv) to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act for so long as the delivery of a prospectus is required in connection with the offering or sale of the Securities, and during such same period to advise such Agent, promptly after the Company receives notice thereof, of the time when any amendment to the Registration Statement has been filed or has become effective or any supplement to the Prospectus or any amended Prospectus (other than any Pricing Supplement that relates to Securities not purchased through or by such Agent) has been filed with or mailed for filing to the Commission, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any prospectus relating to the Securities, of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amendment or supplement of the Registration Statement or Prospectus or for additional information; and (v) in the event of the issuance of any such stop order or of any such order preventing or suspending the use of any prospectus relating to the Securities or suspending any such qualification, to use promptly its best efforts to obtain the withdrawal of such order;

            (b) Promptly from time to time to take such action as such Agent reasonably may request to qualify the Securities for offering and sale under the securities laws of such United States jurisdictions as such Agent may request and to comply with such laws so as to permit the continuance of sales and dealings therein for as long as may be necessary to complete the distribution or sale of the Securities; provided, however, that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

            (c) To furnish such Agent with copies of the Registration Statement and each amendment thereto, with copies of the Prospectus as each time amended or supplemented, other than any Pricing Supplement (except as provided in the Administrative Procedures), in the form in which it is filed with the Commission pursuant to Rule 424 under the Act, and with copies of the documents incorporated by reference therein, all in such quantities as such Agent may reasonably request from time to time; and, if, during any Marketing Time a

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      prospectus relating to the Securities is required to be delivered under the Act, any event occurs as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act, the Exchange Act or the Trust Indenture Act, to notify such Agent promptly by telephone (with confirmation in writing) and request such Agent, in its capacity as agent of the Company, to suspend solicitation of offers to purchase Securities from the Company (and, if so notified, such Agent shall cease such solicitations as soon as practicable, but in any event not later than one Business Day in New York City later) and to cease making offers or sales of Securities which an Agent may then own as principal; and if the Company shall decide to amend or supplement the Registration Statement or the Prospectus as then amended or supplemented, to so advise such Agent promptly by telephone (with confirmation in writing) and to prepare and cause to be filed promptly with the Commission an amendment or supplement to the Registration Statement or the Prospectus as then amended or supplemented that will correct such statement or omission or effect such compliance; provided, however, that if during such same period such Agent continues to own Securities purchased from the Company by such Agent as principal or such Agent is otherwise required to deliver a prospectus in respect of transactions in the Securities, the Company shall promptly prepare and file with the Commission such an amendment or supplement;

            (d) To make generally available to its securityholders as soon as practicable, but in any event not later than 90 days after the close of the period covered thereby, an earning statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158);

            (e) So long as any Securities are outstanding, to furnish to such Agent copies of all reports or other communications (financial or other) furnished to stockholders, and deliver to such Agent (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed; and (ii) such additional information concerning the business and financial condition of the Company as such Agent may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of the Company and its subsidiaries are consolidated in reports furnished to its stockholders generally or to the Commission);

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            (f) That, from the date of any Terms Agreement with such Agent and continuing to and including the earlier of (i) the termination of the trading restrictions for the Securities purchased thereunder, as notified to the Company by such Agent, and (ii) the related Time of Delivery, not to offer, sell, contract to sell or otherwise dispose of any debt securities of the Company which both mature more than 9 months after such Time of Delivery and are substantially similar to the Securities, without the prior written consent of such Agent;

            (g) That each acceptance by the Company of an offer to purchase Securities hereunder, and each execution and delivery by the Company of a Terms Agreement with such Agent, shall be deemed to be an affirmation to such Agent that the representations and warranties of the Company contained in or made pursuant to this Agreement are true and correct as of the date of such acceptance or of such Terms Agreement, as the case may be, as though made at and as of such date, and an undertaking that such representations and warranties will be true and correct as of the settlement date for the Securities relating to such acceptance or as of the Time of Delivery relating to such sale, as the case may be, as though made at and as of such date (except that such representations and warranties shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented relating to such Securities);

            (h) That each time the Registration Statement or the Prospectus shall be amended or supplemented (other than by a Pricing Supplement), each time a document filed under the Act or the Exchange Act is incorporated by reference into the Prospectus and each time, if so indicated in the applicable Terms Agreement, the Company sells Securities to an Agent as principal, each such time to be referred to for purposes of this Section 4(h) as a "Representation Date", the Company shall, if requested by any Agent, furnish or cause to be furnished forthwith to such Agent a written opinion of Kenneth C. Frazier, Esq., General Counsel of the Company (or such other person who shall be General Counsel of the Company at such time of delivery), dated the date of such amendment, supplement, incorporation or Time of Delivery relating to such sale, as the case may be, in form satisfactory to such Agent, of the same tenor as the opinion set forth in Section 6(c) hereof; or, in lieu of such opinion, an opinion that reconfirms matters set forth in a prior opinion delivered under Section 6(c) or this Section 4(h), except that, in either case any such opinion furnished under this Section 4(h) shall relate to the Registration Statement and the Prospectus as amended or supplemented at such Representation Date and shall state that the Securities sold in the relevant Applicable Period (as defined below) or at such Time of Delivery, as the case may be, have been duly executed, authenticated, issued and delivered and constitute valid and legally binding obligations of the Company enforceable in accordance with their terms, subject only to the exceptions set forth in clause (v) of Section 6(c) hereof as to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and general equity principles, and conform to the description thereof contained in the Prospectus as amended or supplemented at the relevant settlement date or dates for the sale of such Securities. For the purpose of this Section 4(h), "Applicable Period" shall mean with respect to any opinion delivered on a Representation Date the period commencing on the date as of which the most recent prior opinion delivered under Section 6(c) or this Section 4(h) speaks and ending on such Representation Date;

            (i) That at each Representation Date on which the Registration Statement or the Prospectus shall be amended or supplemented (other than by a Pricing Supplement) or on which a document filed under the Act or the Exchange Act is incorporated by reference into the Prospectus (other than the filing of an 8-K with an earnings release), in either case to set forth financial information included in or derived from the Company's consolidated financial statements or accounting records, and each time, if so indicated in the applicable Terms Agreement, the Company sells Securities to an Agent as principal, the Company shall, if requested by any Agent, cause the independent certified public accountants who have certified the financial statements of the Company and its subsidiaries included or incorporated by reference in the Registration Statement forthwith to furnish such Agent a letter, dated the date of such amendment, supplement, incorporation by reference or the Time of Delivery relating to such sale, as the case may be, in form satisfactory to such Agent, of the same tenor as the letter referred to in Section 6(d) hereof but modified to relate to the Registration Statement and the Prospectus as amended or supplemented to the date of such letter, with such changes as may be necessary to reflect changes in the financial statements and other information derived from the accounting records of the Company, to the extent such financial statements and other information are available as of a date not more than five business days prior to the date of such letter; provided, however, that, with respect to any financial information or other matter, such letter may reconfirm as true and correct at such date as though made at and as of such date, rather than repeat, statements with respect to such financial information or other matter made in the letter referred to in Section 6(d) hereof which was last furnished to such Agent;

            (j) That at each Representation Date and each time, if so indicated in the applicable Terms Agreement, the Company sells Securities to an Agent as principal the Company shall, if requested by any Agent, furnish or cause to be furnished forthwith to such Agent a certificate, dated the date of such supplement, amendment, incorporation by reference or the Time of Delivery relating to such sale, as the case may be, in such form and executed by such officers of the Company as shall be satisfactory to such Agent, to the effect that the statements contained in the certificate referred to in Section 6(g) hereof which was last furnished to such Agent are true and correct at such date as though made at and as of such date (except that such statements shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to such date) or, in lieu of such certificate, certificates of the same tenor as the certificates referred to in Section 6(g) but modified to relate to the Registration Statement and the Prospectus as amended and supplemented to such date; and

            (k) To offer to any person who has agreed to purchase Securities as the result of an offer to purchase solicited by such Agent, acting as agent, the right to refuse to purchase and pay for such Securities if, on the related settlement date fixed pursuant to the Administrative Procedures, any condition set forth in Section 6(a), 6(e) or 6(f) hereof shall not have been satisfied (it being understood that the judgment of such person with respect to the impracticability or inadvisability of such purchase of Securities shall be substituted, for purposes of this Section 4(k), for the respective judgments of an Agent with respect to certain matters referred to in such Sections 6(a), 6(e) and 6(f), and that such Agent shall have no duty or obligation whatsoever to exercise the judgment permitted under such Sections 6(a), 6(e) and 6(f) on behalf of any such person).

            5. The Company covenants and agrees with each Agent that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Securities under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus, the Prospectus and any Pricing Supplements and all other amendments and supplements thereto and the mailing and delivering of copies thereof to such Agent; (ii) the fees, disbursements and expenses of counsel for the Agents in connection with the program contemplated hereby, any opinions to be rendered by such counsel hereunder and the transactions contemplated hereunder; (iii) the cost of printing, producing or reproducing this Agreement, any Terms Agreement, any indenture, any Blue Sky and Legal Investment Memoranda and any other documents in connection with the offering, purchase, sale and delivery of the Securities; (iv) all expenses in connection with the qualification of the Securities for the offering and sale under state securities laws as provided in Section 4(b) hereof, including the fees and disbursements of counsel for the Agents in connection with such qualification and in connection with the Blue Sky and legal investment surveys;
(v) any fees charged by securities rating services for rating the Securities;
(vi) any filing fees incident to any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Securities; (vii) the cost of preparing, and providing any CUSIP or other identification numbers for, the Securities; (viii) the fees and expenses of the Trustee and any agent of the Trustee and any transfer or paying agent of the Company and the fees and disbursements of counsel for the Trustee or such agent in connection with any Indenture and the Securities; (ix) the fees and expenses of any Depository (as defined in the Indenture) and any nominees thereof in connection with the Securities; (x) any advertising expenses connected with the solicitation of offers to purchase and the sale of Securities so long as such advertising expenses have been approved by the Company; and (xi) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. Except as provided in this Section,
Section 7 and Section 8 hereof, each Agent shall pay all other expenses it incurs.

            6. The obligation of any Agent, as agent of the Company, to solicit offers to purchase the Securities and the obligation of any Agent to purchase Securities as principal, pursuant to any Terms Agreement, shall be subject, in such Agent's discretion, to the condition that all representations and warranties and other statements of the Company herein (and, in the case of an obligation of an Agent under a Terms Agreement, in or incorporated in such Terms Agreement by reference) are true and correct at and as of the Commencement Date, the date of each such solicitation, any settlement date related to the acceptance of such an offer, and each Time of Delivery, the condition that, the Company shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:

            (a) No stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to the reasonable satisfaction of such Agent; and, in the case of any settlement date or Time of Delivery, the Prospectus as amended or supplemented (including the Pricing Supplement) with respect to such Securities shall have been filed with the Commission pursuant to Rule 424(b) under the Act within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with
      Section 4(a) hereof;

            (b) Sullivan & Cromwell LLP, counsel to the Agents, shall have furnished to such Agent such opinion or opinions, dated the Commencement Date, as such Agent may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

            (c) Kenneth C. Frazier, Esq., Senior Vice President and General Counsel of the Company (or such other person who shall be General Counsel of the Company at such time), shall have furnished to such Agent such counsel's written opinions, dated the Commencement Date and any applicable date referred to in Section 4(h), in form and substance satisfactory to such Agent, to the effect that:

                  (i) The Company has been duly incorporated, is validly
            existing as a corporation in good standing under the laws of the State of New Jersey and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or the ownership or leasing of its property requires such qualification, except where failure to qualify would not have a material adverse effect upon the Company and its consolidated subsidiaries taken as a whole;

                  (ii) Each of the subsidiaries of the Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or the ownership or leasing of its property requires such qualification, except where failure to qualify would not have a material adverse effect upon the Company and its consolidated subsidiaries taken as a whole;

                  (iii) To the best of such counsel's knowledge, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject, other than as set forth in the Prospectus as amended or supplemented and other than litigation or proceedings which individually and in the aggregate are not material to the Company and its subsidiaries taken as a whole; to the best of such counsel's knowledge, no such proceedings are threatened by governmental authorities or others; and such counsel has not received notice that any such proceedings are contemplated by governmental authorities;

                  (iv) This Agreement and any applicable Terms Agreement have been duly authorized, executed and delivered by the Company;

                  (v) Any series of Securities established on or prior to the date of such opinion has been duly authorized and established in conformity with the Indenture, and, when the terms of a particular Security and of its issuance and sale have been duly authorized and established by all necessary corporate action in conformity with the Indenture, and such Security has been duly completed, executed, authenticated and issued in accordance with the Indenture and delivered against payment as contemplated by this Agreement, such Security will constitute a valid and legally binding obligation of the Company enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles, it being understood that such counsel may (a) assume that at the time of the issuance, sale and delivery of each Security the authorization of such series will not have been modified or rescinded and there will not have occurred any change in law affecting the validity, legally binding character or enforceability of such Security, (b) assume that neither the issuance, sale and delivery of any Security, nor any of the terms of such Security, nor compliance by the Company with such terms, will violate any applicable law, any agreement or instrument then binding upon the Company or any restriction imposed by any court or governmental body having jurisdiction over the Company, and (c) state that as of the date of such opinion a judgment for money in an action based on Securities denominated in foreign currencies, currency units or composite currencies in a Federal or State court in the United States ordinarily would be enforced in the United States only in United States dollars, and that the date used to determine the rate of conversion of the foreign currency, currency unit or composite currency in which a particular Security is denominated into United States dollars will depend upon various factors, including which court renders the judgment;

                  (vi) The Indenture has been duly authorized, executed and
            delivered by the Company and constitutes a valid and legally binding instrument, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Indenture has been duly qualified under the Trust Indenture Act;

                  (vii) The issue and sale of the Securities and the compliance by the Company with all of the provisions of the Securities, the Indenture, this Agreement and any applicable Terms Agreement with respect to the Securities will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Company or any of its subsidiaries pursuant to the terms of, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such action result in any violation of the provisions of the Restated Certificate of Incorporation, as amended, or the By-Laws of the Company or any statute, order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties; and no consent, approval, authorization, order, registration or qualification of or with any court or any such regulatory authority or other governmental body is required for the issue and sale by the Company of the Securities or the execution and delivery and performance by the Company of this Agreement, any applicable Terms Agreement or the Indenture, except such as have been obtained under the Act and the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under State Securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Agents;

                  (viii) The documents incorporated by reference in the
            Prospectus as amended or supplemented (other than the financial statements and related schedules therein, as to which such counsel need express no opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder; such counsel has no reason to believe that any of such documents, when they became effective or were so filed, as the case may be, contained, in the case of a registration statement which became effective under the Act, an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or, in the case of other documents which were filed under the Act or the Exchange Act with the Commission, an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading; and

                  (ix) The Registration Statement and the Prospectus as amended or supplemented and any further amendments and supplements thereto made by the Company prior to the date of such opinion (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder; such counsel has no reason to believe that, as of its effective date, the Registration Statement or any further amendment or supplement thereto made by the Company prior to the date of such opinion (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date, the Prospectus as amended or supplemented or any further amendment or supplement thereto made by the Company prior to the date of such opinion (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or that, as of the date of such opinion, either the Registration Statement or the Prospectus as amended or supplemented or any further amendment or supplement thereto made by the Company prior to the date of such opinion (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; and such counsel does not know of any amendment to the Registration Statement required to be filed or any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be incorporated by reference into the Prospectus as amended or supplemented or required to be described in the Registration Statement or the Prospectus as amended or supplemented which are not filed or incorporated by reference or described as required;

            (d) Not later than 10:00 a.m., New York City time, on the Commencement Date and any applicable date referred to in Section 4(i), the independent certified public accountants who have certified the financial statements of the Company and its subsidiaries included or incorporated by reference in the Registration Statement shall have furnished to such Agent a letter, dated such date in form and substance satisfactory to such Agent, to the effect set forth in Annex IV hereto;

            (e) (i) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest financial statements included or incorporated by reference in the Prospectus as amended or supplemented any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus as amended or supplemented and (ii) since the respective dates as of which information is given in the Prospectus as amended or supplemented there shall not have been any change in the consolidated capital stock (except for the issuance of shares of common stock pursuant to the Company's savings, incentive stock and executive incentive plans and for purchases of shares of common stock pursuant to the Company's treasury stock buyback program) or any increase in the consolidated long-term debt of the Company and its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus as amended or supplemented, the effect of which, in any such case described in clause (i) or (ii), is in the judgment of such Agent so material and adverse as to make it impracticable or inadvisable to proceed with the solicitation by such Agent of offers to purchase Securities from the Company or the purchase by such Agent of Securities from the Company as principal, as the case may be, on the terms and in the manner contemplated in the Prospectus as amended or supplemented;

            (f) Between the date of this Agreement and the Commencement Date, if different, between the date of acceptance by the Company of an offer to purchase Securities and the related settlement and between the execution of a Terms Agreement and the related Time of Delivery, there shall not have occurred any of the following: (i) a suspension of trading of the Company's Common Stock by the Commission or the New York Stock Exchange precipitated by the announcement by the Company of a material adverse event with respect to the Company's business or financial position; (ii) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; (iii) a general moratorium on commercial banking activities in New York declared by either Federal or New York State authorities; (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war or (v) the occurrence of any other calamity or crisis, any material change in financial, political or economic conditions in the United States or elsewhere or a material disruption in commercial banking or securities settlement or clearance services in the United States if the effect of any such event specified in clause (iv) or (v) in the judgment of such Agent makes it impracticable or inadvisable to proceed with the solicitation of offers to purchase Securities or the purchase of Securities from the Company as principal, pursuant to the applicable Terms Agreement or otherwise, as the case may be, on the terms and in the manner contemplated by the Prospectus as amended or supplemented; (vi) any downgrading in the rating accorded the Company's debt securities by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act; or
      (vii) any public announcement by any such organization that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities; and

            (g) The Company shall have furnished or caused to be furnished to the Agents certificates of officers of the Company, dated the Commencement Date and any applicable date referred to in Section 4(j), in such form and executed by such officers of the Company as shall be satisfactory to the Agents, as to the accuracy of the representations and warranties of the Company herein at and as of the Commencement Date or such applicable date, as the case may be, as to the performance by the Company of all of its obligations hereunder to be performed at or prior to the Commencement Date or such applicable date, as the case may be, as to the matters set forth in subsections (a) and (e) of this Section 6, and as to such other matters as the Agents may reasonably request.

            7. (a) The Company will indemnify and hold harmless each Agent against any losses, claims, damages or liabilities, joint or several, to which such Agent may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, the Prospectus as amended or supplemented or any other prospectus relating to the Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse such Agent for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement, the Prospectus as amended or supplemented or any other prospectus relating to the Securities, or any such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by such Agent expressly for use therein.

            (b) Each Agent will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, the Prospectus as amended or supplemented or any other prospectus relating to the Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement, the Prospectus as amended or supplemented or any other prospectus relating to the Securities, or any such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by such Agent expressly for use therein; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred.

            (c) Promptly after receipt by an indemnified party under subsection
(a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation.

            (d) If the indemnification provided for in this Section 7 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and each Agent on the other from the offering of the Securities to which such loss, claim, damage or liability (or action in respect thereof) relates. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and each Agent on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and each Agent on the other shall be deemed to be in the same proportion as the total net proceeds from the sale of Securities (before deducting expenses) received by the Company bear to the total commissions or discounts received by such Agent in respect thereof. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or by any Agent on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and each Agent agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if all Agents were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection
(d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), an Agent shall not be required to contribute any amount in excess of the amount by which the total public offering price at which the Securities purchased by or through it were sold exceeds the amount of any damages which such Agent has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of each of the Agents under this subsection
(d) to contribute are several in proportion to the respective purchases made by or through it to which such loss, claim, damage or liability (or action in respect thereof) relates and are not joint.

            (e) The obligations of the Company under this Section 7 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Agent within the meaning of the Act; and the obligations of each Agent under this Section 7 shall be in addition to any liability which such Agent may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of the Act.

            8. Each Agent, in soliciting offers to purchase Securities from the Company and in performing the other obligations of such Agent hereunder (other than in respect of any purchase by an Agent as principal, pursuant to a Terms Agreement), is acting solely as agent for the Company and not as principal. Each Agent will make reasonable efforts to assist the Company in obtaining performance by each purchaser whose offer to purchase Securities from the Company was solicited by such Agent and has been accepted by the Company, but such Agent shall not have any liability to the Company in the event such purchase is not consummated for any reason. If the Company shall default on its obligation to deliver Securities to a purchaser whose offer it has accepted, the Company shall (i) hold each Agent harmless against any loss, claim or damage arising from or as a result of such default by the Company and (ii) notwithstanding such default, pay to the Agent that solicited such offer any commission to which it would be entitled in connection with such sale.

            9. The respective indemnities, agreements, representations, warranties and other statements by any Agent and the Company or its officers set forth in or made pursuant to this Agreement shall remain in full force and effect regardless of any investigation (or any statements as to the results thereof) made by or on behalf of any Agent or any controlling person of any Agent, or the Company, or any officer or director or any controlling person of the Company, and shall survive each delivery of and payment for any of the Securities.

            10. The provisions of this Agreement relating to the solicitation of offers to purchase Securities from the Company may be suspended or terminated at any time by the Company as to any Agent or by any Agent as to such Agent upon the giving of written notice of such suspension or termination to such Agent or the Company, as the case may be. In the event of such suspension or termination with respect to any Agent, (x) this Agreement shall remain in full force and effect with respect to any Agent as to which such suspension or termination has not occurred, (y) this Agreement shall remain in full force and effect with respect to the rights and obligations of any party which have previously accrued or which relate to Securities which are already issued, agreed to be issued or the subject of a pending offer at the time of such suspension or termination and
(z) in any event, this Agreement shall remain in full force and effect insofar as the fourth paragraph of Section 2(a), Section 4(d), Section 4(e), Section 5,
Section 7, Section 8 and Section 9 hereof are concerned.

            11. Except as otherwise specifically provided herein or in the Administrative Procedures, all statements, requests, notices and advices hereunder shall be in writing, or by telephone if promptly confirmed in writing, and if to Goldman, Sachs & Co. shall be sufficient in all respects when delivered or sent by facsimile transmission or registered mail to 85 Broad Street, New York, New York 10004, Telephone no.: 212-902-6685, facsimile transmission no.: 212-902-3000, Attention: Registration Department; and if to Merrill Lynch, Pierce, Fenner & Smith Incorporated shall be sufficient in all respects when delivered or sent by facsimile transmission or registered mail to 4 World Financial Center, 250 Vesey Street, New York, New York 10080, Telephone no.: 212-449-7476, facsimile transmission no.: 212-449-2234, Attention: Product Management - MTN, and if to J.P. Morgan Securities Inc. shall be sufficient in all respects when delivered or sent by facsimile transmission or registered mail to 270 Park Avenue, New York, New York 10017-2014, facsimile transmission no.:
212-834-6702, Attention: Transaction Execution Group, 9th Floor; and if to Morgan Stanley & Co. Incorporated shall be sufficient in all respects when delivered or sent by facsimile transmission or registered mail to Morgan Stanley & Co. Incorporated, 1585 Broadway, New York, New York 10036, facsimile transmission no.: 212-761-0780, Attention: Manager, Credit Department with a copy to Morgan Stanley & Co. Incorporated, 1585 Broadway, New York, New York 10036, facsimile transmission no.: 212-761-0687, Attention: Managing Director, Debt Syndicate; and if to Citigroup Global Markets Inc. shall be sufficient in all respects when delivered or sent by facsimile transmission or registered mail to Citigroup Global Markets Inc., 388 Greenwich Street, New York, New York 10013, facsimile transmission no.: 212-816-0949, Attention: Medium-Term Note Department; and if to the Company shall be sufficient in all respects when delivered or sent by facsimile transmission or registered mail to the address of the Company set forth in the Registration Statement, Attention: Secretary.

            12. This Agreement and any Terms Agreement shall be binding upon, and inure solely to the benefit of, each Agent and the Company, and to the extent provided in Section 7, Section 8 and Section 9 hereof, the officers and directors of the Company and any person who controls any Agent or the Company, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement or any Terms Agreement. No purchaser of any of the Securities through or from any Agent hereunder shall be deemed a successor or assign by reason merely of such purchase.

            13. Time shall be of the essence in this Agreement and any Terms Agreement. As used herein, the term "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in that place of payment are authorized or obligated by law or executive order to close.

            14. THIS AGREEMENT AND ANY TERMS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

            15. This Agreement and any Terms Agreement may be executed by any one or more of the parties hereto and thereto in any number of counterparts, each of which shall be an original, but all of such respective counterparts shall together constitute one and the same instrument.

            If the foregoing is in accordance with your understanding, please sign and return to us five counterparts hereof, whereupon this letter and the acceptance by each of you thereof shall constitute a binding agreement between the Company and each of you in accordance with its terms.

                               Very truly yours,

                               MERCK & CO., INC.

                               By:  /s/ Caroline Dorsa
                                   -----------------------------------
                                   Name:  Caroline Dorsa
                                   Title: Vice President and Treasurer

                                                    Merck Distribution Agreement

Accepted in New York, New York
as of January 12, 2005

GOLDMAN, SACHS & CO.

By:  /s/ Goldman, Sachs & Co.
    -------------------------------
    (Goldman, Sachs & Co.)

MERRILL LYNCH, PIERCE, FENNER &
  SMITH INCORPORATED

By:  /s/  Samuel Thong
    -------------------------------
    Name: Samuel Thong
    Title:Vice President

J.P. MORGAN SECURITIES INC.

 By: /s/ Robert Bottamedi
    -------------------------------
    Name: Robert Bottamedi
    Title:Vice President

MORGAN STANLEY & CO.
  INCORPORATED

By:  /s/  Harold J. Hendershott III
    -------------------------------
    Name: Harold J. Hendershot III
    Title:Executive Director

CITIGROUP GLOBAL MARKETS INC.

By:  /s/  Trygue Mikkelsen
    -------------------------------
    Name: Trygue Mikkelsen
    Title:Managing Director

                                                                         ANNEX I

            The Company agrees to pay each Agent a commission equal to the following percentage of the principal amount of Securities sold to purchasers solicited by such Agent:

                                                Commission Rate
                                              (as a percentage of
Term                                           principal amount)
                                              -------------------
From 9 Months to less than 12 months                  .125%
From 12 months to less than 18 months                 .150%
From 18 months to less than 2 years                   .200%
From 2 years to less than 3 years                     .250%
From 3 years to less than 4 years                     .350%
From 4 years to less than 5 years                     .450%
From 5 years to less than 6 years                     .500%
From 6 years to less than 7 years                     .550%
From 7 years to less than 10 years                    .600%
From 10 years to less than 15 years                   .625%
From 15 years to less than 20 years                   .700%
From 20 years to and including 30 years               .750%
More than 30 years                                      *

------------------
*     To be determined at the time of issuance.

                                                                        ANNEX II

                                MERCK & CO., INC.

                           MEDIUM TERM NOTES, SERIES F
                     DUE 9 MONTHS OR MORE FROM DATE OF ISSUE

                                 TERMS AGREEMENT

                                                              ____________, 20__

[NAME(S) AND ADDRESS(ES)
OF AGENT(S)]

Dear Sir or Madame:

            Merck & Co., Inc. (the "Company") proposes, subject to the terms and conditions stated herein and in the Distribution Agreement, dated January 12, 2005 (the "Distribution Agreement"), between the Company on the one hand and Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc., Morgan Stanley & Co. Incorporated and Citigroup Global Markets Inc. (the "Agents") on the other, to issue and sell to [NAME(S) OF AGENT(S)] the securities specified in the Schedule hereto (the "Purchased Securities"). Each of the provisions of the Distribution Agreement not specifically related to the solicitation by the Agents, as agents of the Company, of offers to purchase Securities is incorporated herein by reference in its entirety, and shall be deemed to be part of this Terms Agreement to the same extent as if such provisions had been set forth in full herein. Nothing contained herein or in the Distribution Agreement shall make any party hereto an agent of the Company or make such party subject to the provisions therein relating to the solicitation of offers to purchase securities from the Company, solely by virtue of its execution of this Terms Agreement. Each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Terms Agreement, except that each representation and warranty in Section 1 of the Distribution Agreement which makes reference to the Prospectus shall be deemed to be a representation and warranty as of the date of the Distribution Agreement in relation to the Prospectus (as therein defined), and also a representation and warranty as of the date of this Terms Agreement in relation to the Prospectus as amended and supplemented to relate to the Purchased Securities.

            An amendment to the Registration Statement, or a supplement to the Prospectus, as the case may be, relating to the Purchased Securities, in the form heretofore delivered to you is now proposed to be filed with the Commission.

            Subject to the terms and conditions set forth herein and in the Distribution Agreement incorporated herein by reference, the Company agrees to issue and sell to [NAME(S) OF AGENT(S)] and [NAME(S) OF AGENT(S)] agree[s] to purchase from the

Company the Purchased Securities, at the time and place, in the principal amount and at the purchase price set forth in the Schedule hereto.

            If the foregoing is in accordance with your understanding, please sign and return to us _______ counterparts hereof, and upon acceptance hereof by you this letter and such acceptance hereof, including those provisions of the Distribution Agreement incorporated herein by reference, shall constitute a binding agreement between you and the Company.

                                          MERCK & CO., INC.

                                            By: ____________________________
                                                Name:
                                                Title:

Accepted:

[NAME(S) OF AGENT(S)]

      By: ____________________________
          Name:
          Title:

                                                            Schedule to Annex II

Title of Purchased Securities:

            [  %] Medium-Term Notes, Series F

Aggregate Principal Amount:

            [$  or units of other Specified Currency]

[Price to Public:]

Purchase Price by [Name(s) of Agent(s)]:

            % of the principal amount of the Purchased Securities [, plus
accrued interest from         to            ] [and accrued amortization, if any,
from           to          ]

Method of and Specified Funds for Payment of Purchase Price:

            [By certified or official bank check or checks, payable to the order of the Company, in [[New York] Clearing House] [immediately available] funds]

            [By wire transfer to a bank account specified by the Company in [next day] [immediately available] funds]

Indenture:

            Indenture, dated as of April 1, 1991, as amended and supplemented, between the Company and U.S. Bank Trust National Association, as Trustee

Time of Delivery:

Closing Location:

Maturity:

Interest Rate:

            [  %]

Interest Payment Dates:

            [months and dates]

Redemption Commencement Date (if any):

Redemption Periods (if any):

Redemption Prices (if any):

            The Redemption Price shall initially be ____% of the principal amount of such Notes to be redeemed and shall decline (but not below par) on each anniversary of the Redemption Commencement Date by ____% of the principal amount to be redeemed until the Redemption Price is 100% of such principal amount.

Documents to be Delivered:

            The following documents referred to in the Distribution Agreement shall be delivered as a condition to the Closing:

            [(1) The opinion of the General Counsel of the Company referred to in Section 4(h).]

            [(2)  The accountants' letter referred to in Section 4(i).]

            [(3)  The officers' certificate referred to in Section 4(j).]

Other Provisions:

                                                                       ANNEX III

                            ADMINISTRATIVE PROCEDURES

            The Medium-Term Notes, Series F, due nine months or more from their issue date (the "Notes") are to be offered from time to time on a continuing basis by Merck & Co., Inc. (the "Company"). Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc., Morgan Stanley & Co. Incorporated and Citigroup Global Markets Inc., as agents (individually, an "Agent" and collectively, the "Agents"), have each agreed to use reasonable efforts to solicit offers to purchase the Notes. The Notes are being sold pursuant to a Distribution Agreement, dated January 12, 2005 (the "Distribution Agreement"), among the Company and the Agents, and will be issued pursuant to an Indenture, dated as of April 1, 1991, as amended and supplemented (the "Indenture"), between the Company and U.S. Bank Trust National Association, as trustee (the "Trustee"). The Notes will rank equally and ratably with all other unsecured and unsubordinated indebtedness of the Company and will have been registered with the Securities and Exchange Commission (the "Commission"). For a description of the terms of the Notes and the offering and sale thereof, see the sections entitled "Description of Notes We May Offer" and "Supplemental Plan of Distribution" in the Prospectus Supplement relating to the Notes, dated January 12, 2005, and hereinafter referred to as the "Prospectus Supplement", and the sections entitled "Description of Debt Securities We May Offer" and "Plan of Distribution" in the Prospectus relating to the Notes, dated December 16, 2004, and hereinafter referred to as the "Prospectus".

            The Notes will be represented by either book-entry notes delivered to The Depository Trust Company ("DTC") or its nominee and recorded in the book-entry system maintained by DTC ("Book-Entry Notes") or a certificate delivered to the Holder thereof or a Person designated by such Holder ("Certificated Notes"). Owners of Book-Entry Notes will generally not be entitled to receive a certificate representing such Notes. Notes for which interest is calculated on the basis of a fixed interest rate are referred to herein as "Fixed Rate Notes". Notes for which interest is calculated at a rate or rates determined by reference to an interest rate formula are referred to herein as "Floating Rate Notes".

            Administrative procedures and specific terms of the offering are explained below -- Part I indicating specific procedures for Certificated Notes,
Part II indicating specific procedures for Book-Entry Notes, and Part III indicating procedures applicable to all Notes. Administrative and record keeping responsibilities will be handled for the Company by its Treasury Department. The Company will advise the Agents in writing of those persons handling administrative responsibilities with whom the Agents are to communicate regarding offers to purchase Notes and the details of their delivery.

            Unless otherwise defined herein, defined terms used herein shall have the meanings given such terms in the Distribution Agreement, the Prospectus, as amended or supplemented, or the Indenture.

                                      III-1

PART I: ADMINISTRATIVE PROCEDURES FOR CERTIFICATED NOTES

Issue Date

            Each Certificated Note will be dated the date of its authentication. Each Certificated Note will also bear an original issue date (the "Issue Date") which, with respect to any such Note (or portion thereof), shall mean the date of its original issuance and shall be specified therein. The Issue Date will remain the same for all Certificated Notes subsequently issued upon transfer, exchange or substitution of a Certificated Note, regardless of their dates of authentication.

Price to Public: Denominations: Registration

            Except as otherwise specified in a Pricing Supplement, each Certificated Note will be issued at 100% of principal amount. The denominations of the Certificated Notes will be $1,000 and any larger denomination which is an integral multiple thereof or, except as otherwise specified in a Pricing Supplement, in the case of Notes denominated other than in U.S. dollars, the approximate equivalent of $1,000 in such other Specified Currency. Certificated Notes will be issued only in fully registered form.

Transfers and/or Exchanges

            A Certificated Note may be presented for transfer or exchange at the principal corporate trust office in The City of New York of the Trustee. Certificated Notes will be exchangeable for other Certificated Notes of any authorized denominations and having identical terms and provisions and for a like aggregate principal amount, upon surrender of the Certificated Notes to be exchanged at the corporate trust office of the Trustee. Certificated Notes will not be exchangeable for Book-Entry Notes.

Interest Payments

            Interest on each Certificated Note will be calculated and paid in the manner described in such Note and in the Prospectus Supplement.

            It is understood that the Company may have access to the electronic timesharing facility known as the Securities Processing and Note System ("SPANS") for information on interest payments. If the Company does not use SPANS or SPANS is inoperative, the Trustee will, promptly following each Record Date, furnish to the Company's Treasury Department a list of interest payments (to the extent then known) due on the following Interest Payment Date and, on or about the first Business Day in New York City of each month, furnish to the Company's Treasury Department a list of the principal and interest to be paid on Certificated Notes maturing in the next succeeding month. The Trustee will assume responsibility for withholding taxes on interest paid as required by law to the extent Holders have not produced a taxpayer identification number ("TIN").

                                      III-2

Redemption

            Except as otherwise provided in a Pricing Supplement the Notes will not be subject to any sinking fund and, unless a Redemption Commencement Date is specified in the applicable Pricing Supplement, will not be redeemable prior to their Stated Maturity.

Payment at Maturity

            Upon presentation of each Certificated Note at Maturity, the Trustee (or a duly authorized Paying Agent) will pay the principal amount thereof, together with accrued interest due at Maturity. Such payment will be made in immediately available funds, provided that the Certificated Note is presented in time for the Trustee (or any such Paying Agent) to make payment in such funds in accordance with its normal procedures. The Company will provide the Trustee (and any such Paying Agent) with funds available for immediate use for such purpose. Certificated Notes presented at Maturity will be canceled by the Trustee as provided in the Indenture.

Determination of Settlement Date

            The receipt of immediately available funds by the Company in payment for a Certificated Note and the authentication and issuance of such Note shall, with respect to such Note, constitute "settlement". All offers accepted by the Company will be settled on the third Business Day in New York City next succeeding the date of acceptance unless otherwise agreed by any purchaser and the Company. The settlement date shall be specified upon acceptance of an offer. The Trustee will deliver the Certificated Notes to the Presenting Agent no later than 2:15 p.m., New York City time, on that day.

Details for Settlement

            For each offer accepted by the Company, the Agent who presented such accepted offer (the "Presenting Agent") will communicate to the Company's Treasury Department, prior to 3:00 p.m., New York City time, on the Business Day in New York City preceding the settlement date, by facsimile transmission or other acceptable means, the following information (the "Purchase Information"):

      1. Exact name in which the Certificated Note or Notes are to be registered ("registered owner").

      2. Exact address of registered owner and, if different, the address for delivery, notices and payment of principal and interest.

      3.    TIN of registered owner.

                                      III-3

      4. Principal amount and Specified Currency of each Certificated Note in authorized denominations to be delivered to the registered owner.

      5. In the case of a Fixed Rate Note, the Interest Rate, Interest Payment Dates and Regular Record Dates of each Certificated Note; in the case of a Floating Rate Note, the Initial Interest Rate (if known at such time), Index Maturity, Interest Rate Basis (and any other matters to be specified in connection with such Interest Rate Basis), Spread or Spread Multiplier (if any), Maximum Interest Rate (if any), Minimum Interest Rate (if any), Interest Reset Period, Interest Reset Dates, Interest Payment Period, Interest Payment Dates, Interest Determination Dates and the Calculation Agent, in each case, to the extent applicable.

      6.    Stated Maturity of each Certificated Note.

      7.    Redemption provisions, if any, of each Certificated Note.

      8.    Trade Date of each Certificated Note.

      9.    Settlement date (Issue Date) for each Certificated Note.

      10. Presenting Agent's Commission (to be paid in the form of a discount from the proceeds remitted to the Company on settlement).

      11.   Price.

      12.   Any additional applicable terms of each Certificated Note.

            The Issue Date of, and the settlement date for, Certificated Notes will be the same. Before accepting any offer to purchase Certificated Notes to be settled in less than three Business Days in New York City, the Company will verify that the Trustee will have adequate time to prepare and authenticate the Certificated Notes.

            All Note issuance instructions shall be given by the Company by means of SPANS; provided that such instructions may be given by telephone, by facsimile transmission, or in writing if the Company does not use SPANS OR SPANS is inoperative. Instructions given by telephone, by facsimile transmission, or in writing, shall be given by the Company or by any person, including any employee of an Agent, who has been designated by the Company in writing to the Trustee as a person authorized to give such instructions hereunder.

            Immediately after receiving the details for each offer from the Presenting Agent, but in no event later than 3:00 p.m. on the Business Day preceding the Settlement Date, the Company will, after recording the details and any necessary calculations, communicate the Purchase Information into SPANS or, if the Company does not use

                                      III-4

SPANS or such system shall not be operative, by telephone, facsimile transmission or other acceptable means, to the Trustee.

            The Company will deliver to the Trustee a preprinted four-ply packet for such Certificated Note, which packet will contain the following documents in forms that have been approved by the Company, the Agents and the Trustee:

      1.    Certificated Note with customer confirmation.

      2.    Stub One - For Trustee.

      3.    Stub Two - For Agent.

      4.    Stub Three - For the Company.

            The Trustee will complete such Certificated Note and after authentication of such Certificated Note pursuant to the procedures set forth below, the Trustee will deliver it (with the Confirmation) and Stubs One and Two to such Presenting Agent, and such Presenting Agent will acknowledge receipt of the Certificated Note by stamping or otherwise marking Stub One and returning it to the Trustee and delivering a broker's receipt. The Trustee will send Stub Three to the Company by first-class mail.

Confirmation

            For each accepted offer, the Presenting Agent will issue a confirmation to the purchaser, with a copy to the Company's Treasury Department, setting forth the Purchase Information and delivery and payment instructions; provided, however, that, in the case of the confirmation issued to the purchaser, no confirmation shall be delivered to the purchaser prior to the delivery of the Prospectus referred to in Part III.

Settlement; Note Deliveries and Cash Payment

            The Company will deliver to the Trustee at the commencement of the program and from time to time thereafter a supply of duly executed Certificated Notes with pre-printed control numbers adequate to implement the program. Upon the receipt of appropriate documentation and instructions from the Company in accordance with the applicable Officers' Certificate and verification thereof, the Trustee will cause the Certificated Notes to be completed and authenticated and hold the Certificated Notes for delivery.

            The Trustee will deliver the Certificated Notes in accordance with instructions from the Company, to the Presenting Agent, as the Company's agent, for the benefit of the purchaser only against receipt. The Presenting Agent will acknowledge receipt of the Certificated Note. Delivery of the Certificated Note by the Trustee will be made only against such acknowledgment of receipt from the Presenting Agent. Upon the Presenting Agent's determination that such Certificated Note has been authenticated,

                                      III-5
delivered and completed as aforesaid, the Presenting Agent will make, or cause to be made, payment to the Company at such account of the Company as it may specify in writing, in immediately available funds, of an amount equal to the principal amount of such Certificated Notes, less the applicable commission. If the Presenting Agent in any instance advances its own funds, the Company shall not use any of the proceeds of such sale to acquire securities.

            The Presenting Agent, as the Company's agent, will deliver the Certificated Notes (with the written confirmation provided for above) to the purchaser thereof against payment therefor by such purchaser. Delivery of any confirmation or Certificated Note will be made in compliance with "Delivery of Prospectus" in Part III.

Fails

            In the event that a purchaser shall fail to accept delivery of and make payment for a Certificated Note on the settlement date, the Presenting Agent will notify the Trustee and the Company by telephone, confirmed in writing. If the Certificated Note has been delivered to the Presenting Agent, as the Company's agent, the Presenting Agent will return such Certificated Note to the Trustee. If funds have been advanced by the Presenting Agent for the purchase of such Certificated Note, the Trustee will, immediately upon receipt of such Certificated Note, debit the account of the Company for the amount so advanced and the Company will refund the payment previously made by the Presenting Agent in immediately available funds. Such payment will be made on the settlement date, if possible, and in any event not later than the Business Day in New York City following the settlement date. If such fail shall have occurred for any reason other than the failure of the Presenting Agent to provide the Purchase Information to the Trustee and the Company or to provide a confirmation to the purchaser, the Company will reimburse the Presenting Agent on an equitable basis for its loss of the use of funds during the period when they were credited to the account of the Company.

            Immediately upon receipt of the Certificated Note in respect of which the fail occurred, the Trustee will cause the Security Registrar to make appropriate entries to reflect the fact that the Certificated Note was never issued and the Certificated Note will be canceled and disposed of as provided in the Indenture.

PART II: ADMINISTRATIVE PROCEDURES FOR BOOK-ENTRY NOTES

            In connection with the qualification of the Book-Entry Notes for eligibility in the book-entry system maintained by DTC, the Trustee will perform the custodial, document control and administrative functions described below, in accordance with its obligations under a Letter of Representation (the "Letter") from the Company and the Trustee to DTC dated as of the date of the Distribution Agreement, and a Medium-Term Note Certificate Agreement between the Trustee and DTC dated as of January 31, 1991, and its obligations as a participant in DTC, including DTC's Same-Day Funds Settlement System ("SDFS").

                                      III-6

Issuance

            All Book-Entry Notes having the same Issue Date, interest rate, Stated Maturity and redemption and repayment terms, if any, will be represented initially by a single global note (the "Book-Entry Security") in fully registered form without coupons representing up to $500,000,000 aggregate principal amount of all such Book-Entry Notes which are Fixed Rate Notes that have the same Original Issue Date, Interest Rate, Interest Payment Dates, Stated Maturity, and redemption and repayment provisions, if any, or a single Book-Entry Security in a fully registered form without coupons representing up to $500,000,000 aggregate principal amount of all such Book-Entry Notes which are Floating Rate Notes having the same Original Issue Date, redemption and repayment provisions, Interest Rate Basis, Initial Interest Rate, Index Maturity, Spread or Spread Multiplier (if any), Minimum Interest Rate (if any), Maximum Interest Rate (if any), Interest Determination Dates, Interest Reset Dates, Interest Reset Periods, Interest Payment Dates, Interest Payment Periods and Stated Maturity Date (collectively, the "Terms"). Each Book-Entry Security will be dated and issued as of the date of its authentication by the Trustee. Each Book-Entry Security will bear an "Original Issue Date", which will be (i) with respect to an original Book-Entry Security (or any portion thereof), its Issue Date, and (ii) following a consolidation of Book-Entry Securities, the most recent Interest Payment Date to which interest has been paid or duly provided for on the predecessor Book-Entry Securities, regardless of the date of authentication of such subsequently issued Book-Entry Security. No Book-Entry Security will represent both Fixed Rate and Floating Rate Book-Entry Notes or any Certificated Note.

Identification Numbers

            The Company has arranged with the CUSIP Service Bureau of Standard & Poor's Corporation (the "CUSIP Service Bureau") for the reservation of a series of CUSIP numbers (including tranche numbers), such series consisting of approximately 900 CUSIP numbers and relating to Book-Entry Securities representing Book-Entry Notes. The Company has obtained from the CUSIP Service Bureau a written list of such reserved CUSIP numbers and has delivered it to the Trustee and DTC. The Trustee will assign CUSIP numbers serially to Book-Entry Securities as described below under Settlement Procedure "C". DTC will notify the CUSIP Service Bureau periodically of the CUSIP numbers that the Trustee has assigned to Book-Entry Securities. The Trustee will notify the Company at the time when fewer than 100 of the reserved CUSIP numbers remain unassigned to the Book-Entry Securities; and the Company will reserve an additional 900 CUSIP numbers for assignment to Book-Entry Securities representing Book-Entry Notes. Upon obtaining such additional CUSIP numbers, the Company shall deliver a list of such additional CUSIP numbers to the Trustee and DTC.

Registration

            Each Book-Entry Security will be registered in the name of Cede & Co., as nominee for DTC, on the Security Register maintained under the Indenture. The

                                      III-7
beneficial owner of a Book-Entry Note (or one or more indirect participants in DTC designated by such owner) will designate one or more participants in DTC (with respect to such Note, the "Participants") to act as agent or agents for such owner in connection with the book-entry system maintained by DTC, and DTC will record in book-entry form, in accordance with instructions provided by such Participants, a credit balance with respect to such Note in the account of such Participants. The ownership interest of such beneficial owner in such Note will be recorded through the records of such Participants or through the separate records of such Participants and one or more indirect participants in DTC.

Transfers

            Transfers of a Book-Entry Note will be accomplished by book entries made by DTC and, in turn, by Participants (and, in certain cases, one or more indirect participants in DTC) acting on behalf of beneficial transferors and transferees of such Note.

Exchanges

            The Trustee may upon notice to the Company deliver to DTC and the CUSIP Service Bureau at any time a written notice of consolidation (a copy of which shall be attached to the Book-Entry Security resulting from such consolidation) specifying (i) the CUSIP numbers of two or more outstanding Book-Entry Securities that represent Book-Entry Notes having the same Terms, and for which interest has been paid to the same date, (ii) a date occurring at least thirty days after such written notice is delivered and at least thirty days before the next Interest Payment Date for such Notes, on which such Book-Entry Securities shall be exchanged for a single replacement Book-Entry Security and (iii) a new CUSIP number to be assigned to such replacement Book-Entry Security. Upon receipt of such a notice, DTC will send to its Participants (including the Trustee) a written reorganization notice to the effect that such exchange will occur on such date. Prior to the specified exchange date, the Trustee will deliver to the CUSIP Service Bureau a written notice setting forth such exchange date and the new CUSIP number and stating that, as of such exchange date, the CUSIP numbers of the Book-Entry Securities to be exchanged will no longer be valid. On the specified exchange date, the Trustee will exchange such Book-Entry Securities for a single Book-Entry Security bearing the new CUSIP number and a new Original Issue Date and the CUSIP numbers of the exchanged Book-Entry Securities will, in accordance with CUSIP Service Bureau procedures, be canceled and not immediately reassigned.

Redemption

            The Trustee will comply with the terms of the Letter and the Indenture with regard to redemptions of the Book-Entry Notes. If a Book-Entry Security is to be redeemed in part, the Trustee will cancel such Book-Entry Security and issue a Book-Entry Security which shall represent the remaining portion of such Book-Entry Security and shall bear the CUSIP number of the canceled Book-Entry Security.

                                      III-8

Payment upon Redemption

            In the case of Book-Entry Notes stated by their terms to be redeemable prior to maturity, at least 60 calendar days before the date fixed for redemption (the "Redemption Date"), the Company shall notify the Trustee of the Company's election to redeem such Book-Entry Notes in whole or in part and the principal amount of such Book-Entry Notes to be so redeemed. At least 30 calendar days but not more than 60 calendar days prior to the Redemption Date, the Trustee shall notify DTC of the Company's election to redeem such Book-Entry Notes. The Trustee shall notify the Company and DTC of the CUSIP numbers of the particular Book-Entry Notes to be redeemed either in whole or in part. The Company, the Trustee and DTC will confirm the amounts of such principal and interest payable with respect to each such Book-Entry Note on or about the fifth Business Day in New York City preceding the Redemption Date of such Book-Entry Note. The Company will pay the Trustee, in accordance with the terms of the Indenture, the principal amount necessary to redeem each such Book-Entry Note or the applicable portion of each such Book-Entry Note, together with interest due on such principal amount of each such Book-Entry Note on such Redemption Date. The Trustee will pay such amount to DTC at the times and in the manner set forth herein. Promptly after payment to DTC of the principal and interest due on the Redemption Date for such Book-Entry Note, the Trustee shall cancel any such Book-Entry Note; the Trustee shall cancel any such Book-Entry Note redeemed in whole and shall deliver it to the Company with an appropriate debit advice.

Denominations

            The denominations of the Book-Entry Notes will be $1,000 or any larger denomination which is an integral multiple thereof. Book-Entry Securities will be denominated in principal amounts not in excess of $500,000,000.

Interest

            Interest on each Book-Entry Note will be calculated and paid in the manner described in such Note and in the Prospectus Supplement.

Notice of Interest Payment and Regular Record Dates

            To the extent then known, on the first Business Day in New York City of March, June, September, and December of each year, the Trustee will deliver to the Company and DTC a written list of Record Dates and interest payment dates that will occur with respect to Floating Rate Book-Entry Notes during the six-month period beginning on such first Business Day.

Payments of Principal and Interest

            (a) Payments of Interest Only. Promptly after each Regular Record Date, the Trustee will deliver to the Company and DTC a written notice specifying by CUSIP

                                      III-9
number the amount of interest to be paid on each Book-Entry Security on the following Interest Payment Date (other than an Interest Payment Date coinciding with Maturity) and the total of such amounts. The Company will confirm with the Trustee the amount payable on each Book-Entry Security on such Interest Payment Date. DTC will confirm the amount payable on each Book-Entry Security on such Interest Payment Date by reference to the daily or weekly bond reports published by Standard & Poor's Corporation. The Company will pay to the Trustee the total amount of interest due on such Interest Payment Date (other than at Maturity), and the Trustee will pay such amount to DTC at the times and in the manner set forth below under "Manner of Payment".

            (b) Payments at Maturity. On or about the first Business Day in New York City of each month, the Trustee will deliver to the Company and DTC a written list of principal and interest to be paid on each Book-Entry Security maturing in the following month. The Company, the Trustee and DTC will confirm the amounts of such principal and interest payments with respect to each such Book-Entry Security on or about the fifth Business Day in New York City preceding the Maturity of such Book-Entry Security. The Company will pay to the Trustee, as the paying agent, the principal amount of such Book-Entry Security, together with interest due at such Maturity. Upon surrender of a Book-Entry Security, the Trustee will pay such amounts to DTC at the times and in the manner set forth below under "Manner of Payment". If any Maturity of a Book-Entry Security representing Book-Entry Notes is not a Business Day in New York City, the payment due on such day shall be made on the next succeeding Business Day in New York City and no interest shall accrue on such payment for the period from and after such Maturity. Promptly after payment to DTC of the principal and interest due at Maturity of such Book-Entry Security, the Trustee will cancel and dispose of such Book-Entry Security in accordance with the terms of the Indenture.

            (c) Manner of Payment. The total amount of any principal and interest due on Book-Entry Securities on any Interest Payment Date or at Maturity shall be paid by the Company to the Trustee in immediately available funds on such date. The Company will make such payment on such Book-Entry Securities by wire transfer to the Trustee. The Company will confirm instructions regarding payment in writing to the Trustee. Prior to 10:00 a.m. New York City time, on each date of Maturity or as soon as possible thereafter, the Trustee will pay by separate wire transfer (using Fedwire message entry instructions in a form previously specified by DTC) to an account at the Federal Reserve Bank of New York previously specified by DTC, in funds available for immediate use by DTC, each payment of principal (together with interest thereon) due on Book-Entry Securities on such date of Maturity. On each Interest Payment Date, interest payment shall be made to DTC in same day funds in accordance with existing arrangements between the Trustee and DTC. Thereafter, on each such date, DTC will pay, in accordance with its SDFS operating procedures then in effect, such amounts in funds available for immediate use to the respective Participants in whose names the Book-Entry Notes represented by such Book-Entry Securities are recorded in the book-entry system maintained by DTC. NEITHER THE COMPANY NOR THE TRUSTEE

                                     III-10

SHALL HAVE ANY DIRECT RESPONSIBILITY OR LIABILITY FOR THE PAYMENT BY DTC TO SUCH PARTICIPANTS OF THE PRINCIPAL OF AND INTEREST ON THE BOOK-ENTRY NOTES.

            (d) Withholding Taxes. The amount of any taxes required under applicable law to be withheld from any interest payment on a Book-Entry Note will be determined and withheld by the Participant, indirect participant in DTC or other person responsible for forwarding payments and materials directly to the beneficial owner of such Note.

Settlement

            The receipt by the Company of immediately available funds in payment for a Book-Entry Note and the authentication and issuance of the Book-Entry Security or Book-Entry Securities representing such Note shall constitute "settlement" with respect to such Book-Entry Note. All orders accepted by the Company will be settled on the third Business Day in New York City from the date of the sale pursuant to the timetable for settlement set forth below unless the Company and the purchaser agree to settlement on a different date.

Settlement Procedures

            Settlement Procedures with regard to each Book-Entry Note sold by the Company through an Agent shall be as follows:

A. Such Agent will advise the Company by telephone of the following settlement information:

      1.    Principal amount.

      2.    Stated Maturity.

      3. In the case of a Fixed Rate Note, the Interest Rate, Interest Payment Dates and Regular Record Dates of each Certificated Note; in the case of a Floating Rate Note, the Initial Interest Rate (if known at such time), Index Maturity, Interest Rate Basis (and any other matters to be specified in connection with such Interest Rate Basis), Spread or Spread Multiplier (if any), Maximum Interest Rate (if any), Minimum Interest Rate (if any), Interest Reset Period, Interest Reset Dates, Interest Payment Period, Interest Payment Dates, Interest Determination Dates and the Calculation Agent, in each case, to the extent applicable.

      4.    Redemption provisions, if any.

      5.    Trade Date of each Book-Entry Note.

                                     III-11

      6.    Settlement date (Issue Date) for each Book-Entry Note.

      7. Presenting Agent's commission (to be paid in the form of a discount from the proceeds remitted to the Company on settlement).

      8.    Price.

      9.    Any additional applicable terms of each Book-Entry Note.

B. The Company will advise the Trustee by electronic transmission via SPANS or by facsimile or by another mutually acceptable method of the settlement information set forth in Settlement Procedure "A" above and the name of the applicable Agent.

C. The Trustee will assign a CUSIP number to the Book-Entry Security representing such Book-Entry Note and will telephone the Company and advise the Company of such CUSIP number and, as soon thereafter as practicable, the Company shall notify the Agent of such CUSIP number. The Trustee will enter a pending deposit message through DTC's Participant Terminal System, providing the following settlement information to DTC (which shall route such information to Standard & Poor's Corporation) and the relevant Agent:

      1.    The applicable information set forth in Settlement Procedure "A".

      2. Initial Interest Payment Date for such Book-Entry Note and number of days by which such date succeeds the Regular Record Date.

      3.    Identification as either a Fixed Rate Note or a Floating Rate Note.

      4.    CUSIP number of the Book-Entry Security representing such Note.

      5. Whether such Book-Entry Security will represent any other Book-Entry Note (to the extent known at such time).

      6.    Interest payment periods.

      7. Numbers of the participant accounts maintained by DTC on behalf of the Trustee and the Agents.

D. The Trustee will complete and authenticate the Book-Entry Security representing such Note.

E.    DTC will credit such Note to the Trustee's participant account at DTC.

F. The Trustee will enter an SDFS deliver order through DTC's Participant Terminal System instructing DTC to (i) debit such Note to the Trustee's participant account and credit such Note to such Agent's participant account and (ii) debit such

                                     III-12

      Agent's settlement account and credit the Trustee's settlement account for an amount equal to the price of such Note less such Agent's commission. The entry of such a deliver order shall constitute a representation and warranty by the Trustee to DTC that (i) the Book-Entry Security representing such Note has been executed, delivered and authenticated and
      (ii) the Trustee is holding such Book-Entry Security pursuant to the Medium-Term Note Certificate Agreement between the Trustee and DTC.

G. Such Agent will enter an SDFS deliver order through DTC's Participant Terminal System instructing DTC (i) to debit such Note to such Agent's participant account and credit such Note to the Participant accounts of the Participants with respect to such Note and (ii) to debit the settlement accounts of such Participants and credit the settlement account of such Agent for an amount equal to the price of such Note.

H. Transfers of funds in accordance with SDFS deliver orders described in Settlement Procedures "F" and "G" will be settled in accordance with SDFS operating procedures in effect on the settlement date.

I. The Trustee, upon confirming receipt of such funds, will wire transfer the amount transferred to the Trustee in accordance with Settlement Procedure "F", in funds available for immediate use, for the account of Merck & Co., Inc., to an account to be specified by the Company.

J. Such Agent will confirm the purchase of such Note to the purchaser either by transmitting to the Participants with respect to such Note a confirmation order or orders through DTC's institutional delivery system or by mailing a written confirmation to such purchaser.

Settlement Procedures Timetable

            For orders of Book-Entry Notes solicited by an Agent, and accepted by the Company for settlement on the first Business Day in New York City after the sale date, Settlement Procedures "A" through "J" set forth above shall be completed as soon as possible but not later than the respective times (New York City time) set forth below:

Settlement
Procedure                         Time
---------             -----------------------------
    A                 11:00 a.m. on the sale date
    B                 12:00 noon on the sale date
    C                  2:00 p.m. on the sale date
    D                  9:00 a.m. on settlement date
    E                 10:00 a.m. on settlement date

                                     III-13

Settlement
Procedure                           Time
---------               ----------------------------
   F-G                  2:00 p.m. on settlement date
    H                   5:00 p.m. on settlement date
   I-J                  5:30 p.m. on settlement date

            If a sale is to be settled more than one Business Day in New York City after the sale date, Settlement Procedures "A", "B" and "C" shall be completed as soon as practicable but not later than 11:00 a.m., noon and 2:00 p.m., as the case may be, on the first Business Day in New York City after the sale date.

            If the initial interest rate for a Floating Rate Book-Entry Note has not been determined at the time that Settlement Procedure "A" is completed, Settlement Procedures "B" and "C" shall be completed as soon as such rate has been determined but no later than 12:00 noon and 2:00 p.m., as the case may be, on the Business Day in New York City before the settlement date. Settlement Procedure "H" is subject to extension in accordance with any extension of Fedwire closing deadlines and in the other events specified in the SDFS operating procedures in effect on the settlement date.

            If settlement of a Book-Entry Note is rescheduled or canceled, the Company shall notify the Trustee, and upon receipt of such notice, the Trustee will deliver to DTC, through DTC's Participant Terminal System, a cancellation message to such effect by no later than 2:00 p.m., New York City time, on the Business Day in New York City immediately preceding the scheduled settlement date.

            The Company will provide the Trustee with the necessary details and instructions by 12:00 noon on any day on which the Trustee is required to send any message to DTC by 2:00 p.m. on such date.

Failure to Settle

            If the Trustee has not entered an SDFS deliver order with respect to a Book-Entry Note pursuant to Settlement Procedure "F", then upon written request (which may be evidenced by telecopy transmission) of the Company, the Trustee shall deliver to DTC, through DTC's Participant Terminal System, as soon as practicable, but no later than 2:00 p.m. on any Business Day in New York City, a withdrawal message instructing DTC to debit such Note to the Trustee's participant account. DTC will process the withdrawal message, provided that the Trustee's participant account contains a principal amount of the Book-Entry Security representing such Note that is at least equal to the principal amount to be debited. If withdrawal messages are processed with respect to all the Book-Entry Notes represented by a Book-Entry Security, the Trustee will mark such Book-Entry Security "canceled", make appropriate entries in the Trustee's records and send such canceled Book-Entry Security to the Company. The CUSIP number assigned

                                     III-14
to such Book-Entry Security shall, in accordance with CUSIP Service Bureau Procedures, be canceled and not immediately reassigned. If withdrawal messages are processed with respect to one or more, but not all, of the Book-Entry Notes represented by a Book-Entry Security, the Trustee will exchange such Book-Entry Security for two Book-Entry Securities, one of which shall represent the Note or Notes which are the subject of such withdrawal messages and shall be canceled immediately after issuance and the other of which shall represent the remaining Book-Entry Notes previously represented by the surrendered Book-Entry Security and shall bear the CUSIP number of the surrendered Book-Entry Security.

            If the purchase price for any Book-Entry Note is not timely paid to the Participants with respect to such Note by the beneficial purchaser thereof (or a person, including an indirect participant in DTC, acting on behalf of such purchaser), such Participants and, in turn, the Agent for such Note may enter an SDFS deliver order through DTC's Participant Terminal System debiting such Note to such Agent's participant account and crediting such Note free to the participant account of the Trustee and shall notify the Trustee and the Company thereof. Thereafter, the Trustee, (i) will immediately notify the Company, once the Trustee has confirmed that such Note has been credited to its participant account, and the Company shall immediately transfer by Fedwire (immediately available funds) to such Agent an amount equal to the price of such Note which was previously sent by wire transfer to the account of the Company in accordance with Settlement Procedure "I", and (ii) the Trustee will deliver the withdrawal message and take the related actions described in the preceding paragraph. Such debits and credits will be made on the settlement date, if possible, and in any event not later than 5:00 p.m. on the following Business Day in New York City. If such failure shall have occurred for any reason other than failure by the applicable Agent to perform its obligations under the Distribution Agreement, the Company will reimburse such Agent on an equitable basis for its loss of the use of funds during the period when the funds were credited to the account of the Company.

            Notwithstanding the foregoing, upon any failure to settle with respect to a Book-Entry Note, DTC may take any actions in accordance with its SDFS operating procedures then in effect. In the event of a failure to settle with respect to one or more, but not all, of the Book-Entry Notes to have been represented by a Book-Entry Security, the Trustee will provide, in accordance with Settlement Procedures "D" and "E", for the authentication and issuance of a Book-Entry Security representing the other Book-Entry Notes to have been represented by such Book-Entry Security and will make appropriate entries in its records.

PART III: ADMINISTRATIVE PROCEDURES APPLICABLE TO ALL NOTES

Maturities; Minimum Purchase; Calculation of Interest

            Each Note will mature on a date, selected by the purchaser and agreed to by the Company, which will be at least 9 months after its Issue Date. The minimum

                                     III-15
aggregate amount of Notes which may be offered to any purchaser will be $1,000 or its approximate equivalent in another Specified Currency. Interest on Fixed Rate Notes will be computed on the basis of a 360-day year of twelve 30-day months.

Regular Record Dates for Interest

            Except as otherwise specified in a Pricing Supplement, the Regular Record Date for Fixed Rate Notes with respect to any Interest Payment Date shall be April 15 or October 15. Unless otherwise specified in a Pricing Supplement, the Regular Record Date with respect to Floating Rate Notes shall be the date 15 calendar days prior to each Interest Payment Date, whether or not such date shall be a Business Day in New York City.

Notes Denominated in a Specified Currency other than U.S. dollars

            Unless otherwise specified in the applicable Pricing Supplement, payments of principal of (and premium, if any) and interest on all Notes will be made in the applicable currency or composite currency ("Specified Currency"); provided, however, that payments of principal (and premium, if any) and interest on Notes denominated in other than U.S. dollars will nevertheless be made in U.S. dollars (i) at the option of the Holder thereof if the registered Holder of such Note on the relevant Regular Record Date or at Maturity, as the case may be, has transmitted a written request for such payment in U.S. dollars to the Trustee at its Corporate Trust Office in The City of New York on or prior to such Regular Record Date or the date 15 days prior to Maturity, as the case may be and (ii) at the option of the Company in the event the Specified Currency is not available due to the imposition of exchange controls or other circumstances beyond the control of the Company; provided, further, that payments of principal (and premium, if any) and interest on Book-Entry Notes denominated in other than U.S. dollars will be made in U.S. dollars except to the extent beneficial owners take action to request payment in the Specified Currency as set forth in the Prospectus Supplement.

            If a payment with respect to a Certificated Note denominated in a Specified Currency other than U.S. dollars cannot be made by wire transfer because the required designation has not been received by the Trustee on or before the requisite date or for any other reason, a notice will be mailed to the Holder at its registered address requesting a designation pursuant to which such wire transfer can be made and, upon the Trustee's receipt of such a designation, such payment will be made within 5 Market Days with respect to such Note of such receipt.

Procedures for Establishing the Terms of the Notes

            The Company and the Agents will discuss from time to time the rates to be borne by the Notes that may be sold as a result of the solicitation of offers by the Agents. Once any Agent has recorded any indication of interest in Notes upon certain terms, and communicated with the Company, if the Company plans to accept an offer to purchase Notes upon such terms, it will prepare a Pricing Supplement to the Prospectus, as then

                                     III-16
amended or supplemented, reflecting the terms of such Notes and, after approval from the Agents, will arrange to have the Pricing Supplement filed with, or transmitted by a means reasonably calculated to result in filing with, the Commission pursuant to and in accordance with Rule 424(b) under the Securities Act of 1933, as amended (the "Act"). The Company will supply at least 10 copies of the Prospectus, as then amended or supplemented, and bearing such Pricing Supplement, to the Agent who presented such offer (the "Presenting Agent"). The Company will supply such copies of the Pricing Supplement to each Agent, not later than 5:00 p.m., New York City time, on the Business Day in New York City following the date of acceptance of such offer, or if the Company and the purchaser agree to settlement on the date of such acceptance, not later than noon, New York City time, on such date. The Company will send a copy of each Pricing Supplement to the Trustee. No settlements with respect to Notes upon such terms may occur prior to such transmitting or filing and the Agents will not, prior to such transmitting or filing, mail confirmations to customers who have offered to purchase Notes upon such terms. After such transmitting or filing, sales, mailing of confirmations and settlements may occur with respect to Notes upon such terms, subject to the provisions of "Delivery of Prospectus" below.

            If the Company decides to post rates and a decision has been reached to change interest rates, the Company will promptly notify each Agent. Each Agent will forthwith suspend solicitation of purchases. At that time, the Agents will recommend and the Company will establish rates to be so "posted". Following establishment of posted rates and prior to the transmitting or filing described in the preceding paragraph, the Agents may only record indications of interest in purchasing Notes at the posted rates. Once any Agent has recorded any indication of interest in Notes at the posted rates and communicated with the Company, if the Company plans to accept an offer at the posted rate, it will prepare a Pricing Supplement reflecting such posted rates and, after approval from the Agents, will arrange to have the Pricing Supplement filed with, or transmitted by means reasonably calculated to result in filing with, the Commission and will supply at least 10 copies of the Prospectus, as then amended or supplemented, and bearing such Pricing Supplement, to the Presenting Agent. No settlements at the posted rates may occur prior to such transmitting or filing and the Agents will not, prior to such transmitting or filing, mail confirmations to customers who have offered to purchase Notes at the posted rates. After such transmitting or filing, sales, mailing of confirmations and settlements may resume, subject to the provisions of "Delivery of Prospectus" below.

            Outdated Pricing Supplements, and copies of the Prospectus to which they are attached (other than those retained for files), will be destroyed.

Suspension of Solicitation; Amendment or Supplement

            As provided in the Distribution Agreement, the Company may instruct the Agents to suspend solicitation of offers to purchase at any time. As soon as practicable, but in any event not later than one Business Day in New York City after receipt of notice

                                     III-17
from the Company, the Agents will each forthwith suspend solicitation until such time as the Company has advised them that solicitation of offers to purchase may be resumed as provided in the Distribution Agreement.

            If the Company decides to amend or supplement the Registration Statement or the Prospectus relating to the Notes, it will promptly advise each Agent and will furnish each Agent with the proposed amendment or supplement in accordance with the terms of the Distribution Agreement. The Company will file such amendment or supplement with the Commission, provide the Agents with copies of any such amendment or supplement, confirm to the Agents that such amendment or supplement has been filed with the Commission and advise the Agents that solicitation may be resumed.

            Any such suspension shall not affect the Company's obligations under the Distribution Agreement; and in the event that at the time the Company suspends solicitation of offers to purchase there shall be any offers already accepted by the Company outstanding for settlement, the Company will have the sole responsibility for fulfilling such obligations. The Company will in addition promptly advise the Agents and the Trustee if such offers are not to be settled and if copies of the Prospectus as in effect at the time of the suspension may not be delivered in connection with the settlement of such offers.

Acceptance of Offers

            Each Agent will promptly advise the Company, at its option orally or in writing, of each reasonable offer to purchase Notes received by it, other than those rejected by such Agent. Each Agent may, in its discretion reasonably exercised, without notice to the Company, reject any offer received by it, in whole or in part. The Company will have the sole right to accept offers to purchase Notes and may reject any such offer, in whole or in part. If the Company accepts or rejects an offer, the Company will promptly notify the Agent involved.

Delivery of Prospectus

            A copy of the Prospectus as most recently amended or supplemented on the date of delivery thereof (except as provided below) must be delivered to a purchaser prior to or together with the earlier of the delivery of (i) the written confirmation provided for above, and (ii) any Note purchased by such purchaser. Subject to the foregoing, it is anticipated that delivery of the Prospectus, confirmation and Notes to the Purchaser will be made simultaneously at settlement. The Company shall ensure that the Presenting Agent receives copies of the Prospectus and each amendment or supplement thereto (including appropriate Pricing Supplements) in such quantities and within such time limits as will enable the Presenting Agent to deliver such confirmation or Note to a purchaser as contemplated by these procedures and in compliance with the first sentence of this paragraph. If, since the date of acceptance of a purchaser's offer, the Prospectus shall have been supplemented solely to reflect any sale of Notes on terms different from

                                     III-18
those agreed to between the Company and such purchaser or a change in posted rates not applicable to such purchaser, such purchaser shall not receive the Prospectus as supplemented by such new supplement, but shall receive the Prospectus as supplemented to reflect the terms of the Notes being purchased by such purchaser and otherwise as most recently amended or supplemented on the date of delivery of the Prospectus.

Authenticity of Signatures

            The Company will cause the Trustee to furnish the Agents from time to time with the specimen signatures of each of the Trustee's officers, employees or agents who have been authorized by the Trustee to authenticate Notes, but no Agent will have any obligation or liability to the Company or the Trustee in respect of the authenticity of the signature of any officer, employee or agent of the Company or the Trustee on any Note or Book-Entry Security.

Advertising Expenses

            The Company will determine with the Agents the amount of advertising that may be appropriate in offering the Notes. Advertising expenses will be paid by the Company.

Business Day

            "Business Day", when used with respect to any place of payment, means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in that place of payment are authorized or obligated by law or executive order to close.

SPANS

            It is understood that SPANS timesharing services which may be utilized by the Company and the Trustee in the issuance of the Securities and maintenance of the Security Register are furnished to the Trustee by Financial Sciences Corporation ("FSC"). FSC has granted permission to the Trustee to allow its clients to use such timesharing services, and in consideration for such permission, it is understood and agreed that, if the Company shall have elected to use SPANS, such services will be supplied to the Company "as is," without warranty by FSC. The Company hereby waives any claims it may have against FSC arising out of any use of such timesharing services.

Trustee Not to Risk Funds

            Nothing herein shall be deemed to require the Trustee to risk or expand its own funds in connection with any payment made to the Company, or the Agents, or DTC, or any Noteholder, it being understood by all parties that payments made by the Trustee to the Company, or the Agents, or DTC, or any Holder shall be made only to the extent that funds are provided to the Trustee for such purpose.

                                     III-19

                                                                        ANNEX IV

                               ACCOUNTANTS' LETTER

            Pursuant to Section 4(i) and Section 6(d), as the case may be, of the Distribution Agreement, the Company's independent certified public accountants shall furnish letters to the Agents to the effect that:

                  (i) They are independent certified public accountants with respect to the Company and its subsidiaries within the meaning of the Act and the applicable published rules and regulations thereunder adopted by the Securities and Exchange Commission ("SEC") and the Public Company Accounting Oversight Board (United States) ("PCAOB");

                  (ii) In their opinion, the financial statements and any supplementary financial information and schedules (and, if applicable, prospective financial statements and/or pro forma financial information) examined by them and included or incorporated by reference in the Registration Statement or the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act or the Exchange Act, as applicable, and the related published rules and regulations thereunder; and, if applicable, they have made a review in accordance with standards established by the PCAOB of the consolidated interim financial statements, selected financial data, pro forma financial information, prospective financial statements and/or condensed financial statements derived from audited financial statements of the Company for the periods specified in such letter, as indicated in their reports thereon, copies of which have been furnished to the representatives of the Agents (the "Representatives") and are attached hereto;

                  (iii) They have made a review in accordance with standards established by the PCAOB of the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus and/or included in the Company's quarterly report on Form 10-Q incorporated by reference into the Prospectus; and on the basis of specified procedures including inquiries of officials of the Company who have responsibility for financial and accounting matters regarding whether the unaudited condensed consolidated financial statements referred to in paragraph (vi)(A)(i) below comply as to form in the related in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations, nothing came to their attention that caused them to believe that the unaudited condensed consolidated financial statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations;

                  (iv) The unaudited selected financial information with respect to the consolidated results of operations and financial position of the Company for the five most recent fiscal years included in the Prospectus and included or incorporated by reference in Item 6 of the Company's Annual Report on Form 10-K for the most recent fiscal year agrees with the corresponding amounts (after restatement where applicable) in the audited consolidated financial statements for such five fiscal years which were included or incorporated by reference in the Company's Annual Reports on Form 10-K for such fiscal years;

                  (v) They have compared the information in the Prospectus under selected captions with the disclosure requirements of Regulation S-K and on the basis of limited procedures specified in such letter nothing came to their attention as a result of the foregoing procedures that caused them to believe that this information does not conform in all material respects with the disclosure requirements of Items 301, 302, 402 and 503(d), respectively, of Regulation S-K;

                  (v) On the basis of limited procedures, not constituting an examination in accordance with the standards of the PCAOB, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the Company and its subsidiaries, inspection of the minute books of the Company and its subsidiaries since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, inquiries of officials of the Company and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

                  (A) (i) the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus and/or included or incorporated by reference in the Company's Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act and the related published rules and regulations, or (ii) any material modifications should be made to the unaudited consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included or incorporated by reference in the Company's Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus, for them to be in conformity with generally accepted accounting principles;

                  (B) any other unaudited income statement data and balance
            sheet items included in the Prospectus do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included or incorporated by reference in the Company's Annual Report on Form 10-K for the most recent fiscal year;

                  (C) the unaudited financial statements which were not included in the Prospectus but from which were derived the unaudited condensed financial statements referred to in clause (A) and any unaudited income statement data and balance sheet items included in the Prospectus and referred to in clause (B) were not determined on a basis substantially consistent with the basis for the audited financial statements included or incorporated by reference in the Company's Annual Report on Form 10-K for the most recent fiscal year;

                  (D) any unaudited pro forma consolidated condensed financial statements included or incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the published rules and regulations thereunder or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;

                  (E) as of a specified date not more than five days prior to the date of such letter, there have been any changes in the consolidated capital stock (other than issuances of capital stock upon exercise of options and stock appreciation rights, upon earn-outs of performance shares and upon conversions of convertible securities, in each case which were outstanding on the date of the latest balance sheet included or incorporated by reference in the Prospectus) or any increase in the consolidated long-term debt of the Company and its subsidiaries, or any decreases in consolidated net current assets or stockholders' equity or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with amounts shown in the latest balance sheet included or incorporated by reference in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

                  (F) for the period from the date of the latest financial
            statements included or incorporated by reference in the Prospectus to the specified date referred to in clause (E) there were any decreases in consolidated net sales or the total or per share amounts of consolidated net income or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Representatives, except in each case for increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

                  (vii) In addition to the examination referred to in their report(s) included or incorporated by reference in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (iii) and (vi) above, they have carried out certain specified procedures, not constituting an examination in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Representatives which are derived from the general accounting records of the Company and its subsidiaries, which appear in the Prospectus (excluding documents incorporated by reference) or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Representatives or in documents incorporated by reference in the Prospectus specified by the Representatives, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and its subsidiaries and have found them to be in agreement.

            All references in this Annex IV to the Prospectus shall be deemed to refer to the Prospectus (including the documents incorporated by reference therein) as defined in the Distribution Agreement as of the Commencement Date referred to in Section 6(d) thereof and to the Prospectus as amended or supplemented (including the documents incorporated by reference therein) as of the date of the amendment, supplement, incorporation or the Time of Delivery relating to the Terms Agreement requiring the delivery of such letter under
Section 4(i) thereof.